Exhibit 99.3

LETTER OF TRANSMITTAL

Offer to Exchange

By Harbinger Group Inc. (“HGI,” the “Company,” “we,” “us” and “our”)

up to $350,000,000 aggregate principal amount of

7.750% Senior Notes due 2022 (the “Additional Senior Notes”) (CUSIP 41146AAH9)

for up to an aggregate principal amount described herein of its Outstanding

7.875% Senior Secured Notes due 2019 (the “Senior Secured Notes”) (CUSIP 41146AAE6)

The Offer (as defined below) includes an early tender period which will expire at 5:00 pm, New York City time, on Wednesday, May 28, 2014, unless extended or earlier terminated (such date and time, as the same may be extended or earlier terminated, the “Early Tender Time”). The Offer will expire at 11:59 pm, New York City time, on Wednesday, June 11, 2014, unless extended or earlier terminated (such date and time, as the same may be extended or earlier terminated, the “Expiration Time”). Tendered Senior Secured Notes may be withdrawn in accordance with the terms of the Offer prior to 5:00 pm, New York City time, on Wednesday, May 28, 2014, but not thereafter, other than as required by applicable law, unless such time is extended or earlier terminated by us in our sole discretion (such time, as the same may be extended or earlier terminated, the “Withdrawal Deadline”). Holders (as defined below) must validly tender their Senior Secured Notes at or prior to the Early Tender Time in order to receive the Total Consideration (as defined below) for such Senior Secured Notes, which includes the Early Tender Payment (as defined below). Holders who tender their Senior Secured Notes after the Early Tender Time but by the Expiration Time will only be eligible to receive, if the Offer is not fully subscribed as of the Early Tender Time, the Offer Consideration (as defined below). If the Offer is fully subscribed as of the Early Tender Time, Holders who validly tender Senior Secured Notes after the Early Tender Time will not have any of their Senior Secured Notes accepted for exchange. The Offer is being made upon the terms and subject to the conditions set forth in the Offer Documents (as defined below) and subject to the Tender Cap (as defined below) and any required proration.

The Information and Exchange Agent for the Offer is:

D.F. KING & CO., INC.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers call: (212) 269-5550

All other call toll-free: (800) 431-9633

Email: hrg@dfking.com

By Facsimile (for Eligible Institutions only):

(212) 709-3329

Confirmation:

(212) 493-6940

Attn: Krystal Scrudato

Delivery of this Letter of Transmittal (as it may be supplemented and amended from time to time, the “Letter of Transmittal”) to an address other than as set forth above or transmission of this Letter of Transmittal via facsimile to a number other than as set forth above does not constitute valid tender. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Offering Memorandum, dated May 14, 2014 (as it may be supplemented and amended from time to time, the “Offering Memorandum”).

The Total Consideration provides Holders who validly tender Senior Secured Notes by the Early Tender Time $1,092.50 principal amount of Additional Senior Notes (which includes the “Early Tender Payment” of $50 principal amount of Additional Senior Notes) per $1,000 principal amount of Senior Secured Notes, adjusted for accrued and unpaid interest on the Senior Secured Notes tendered and prefunded accrued interest on the Additional Senior Notes received, in each case to but not including the Early Settlement Date. The Offer Consideration provides Holders who validly tender Senior Secured Notes after the Early Tender Time by the Expiration Time, if the Offer is not fully subscribed as of the Early Tender Time, $1,042.50 principal amount of Additional Senior Notes per $1,000 principal amount of Senior Secured Notes, adjusted for accrued and unpaid interest on the Senior Secured Notes tendered and prefunded accrued interest on the Additional Senior Notes received, in each case to but not including the Early Settlement Date. If the Offer is fully subscribed as of the Early Tender Time, Holders who validly tender Senior Secured Notes after the Early Tender Time will not have any of their Senior Secured Notes accepted for exchange.

The “Total Consideration” means, for each $1,000 principal amount of Senior Secured Notes tendered and accepted by us, Additional Senior Notes in the principal amount of:

$1,092.50 (plus accrued and unpaid interest on $1,000 principal amount of Senior Secured Notes from January 15, 2014 to but not including the Early Settlement Date)
$1,000*	$1,000 (plus accrued and unpaid interest on $1,000 principal amount of Additional Senior Notes from January 21, 2014 to but not including the Early Settlement Date)

The “Offer Consideration” means, for each $1,000 principal amount of Senior Secured Notes tendered and accepted by us, Additional Senior Notes in the principal amount of:

$1,042.50 (plus accrued and unpaid interest on $1,000 principal amount of Senior Secured Notes from January 15, 2014 to but not including the Final Settlement Date)
$1,000*	$1,000 (plus accrued and unpaid interest on $1,000 principal amount of Additional Senior Notes from January 21, 2014 to but not including the Final Settlement Date)

Holders who wish to be eligible to receive the applicable Total Consideration pursuant to the Offer must validly tender their Senior Secured Notes to the Information and Exchange Agent at or prior to the Early Tender Time. Holders who validly tender their Senior Secured Notes at or prior to the Expiration Time and do not withdraw their tender of Senior Secured Notes prior to the Withdrawal Deadline (unless they re-tender their Senior Secured Notes prior to the Early Tender Time) will, subject to the terms and conditions of the Offering Memorandum, including the Tender Cap and any required proration, receive the applicable Total Consideration (if such Notes are accepted) on the Early Settlement Date. Holders who validly tender their Senior Secured Notes to the Information and Exchange Agent after the Early Tender Time but at or prior to the Expiration Time and do not withdraw their tender of Senior Secured Notes prior to the Withdrawal Deadline (unless they re-tender their Senior Secured Notes prior to the Expiration Time) will, subject to the terms and conditions of the Offering Memorandum, including the Tender Cap and any required proration, receive the applicable Offer Consideration (if such Notes are accepted) on the Final Settlement Date. If the Offer is fully subscribed as of the Early Tender Time, Holders who validly tender Senior Secured Notes after the Early

Tender Time will not have any of their Senior Secured Notes accepted for exchange. The Settlement Date in respect of the Senior Secured Notes that are validly tendered at or prior to the Early Tender Time and not validly withdrawn prior to the Withdrawal Deadline and accepted for exchange, subject to the Tender Cap and any required proration, will be promptly after the Early Tender Time, but prior to the Expiration Time, and is expected to be on or about Friday, May 30, 2014, two business days following the Early Tender Time, unless the Early Tender Time is extended by the Company in its sole discretion. The applicable Settlement Date in respect of Senior Secured Notes that are validly tendered after the Early Tender Time but at or prior to the Expiration Time and accepted for exchange, subject to the Tender Cap and any required proration, will be promptly after the Expiration Time and is expected to be on or about Friday, June 13, 2014, two business days following the Expiration Time, unless the related Offer is extended by the Company in its sole discretion.

This Letter of Transmittal is to be used (i) if certificates of Senior Secured Notes are to be forwarded herewith or (ii) if delivery of Senior Secured Notes are to be made by book-entry transfer to an account maintained by the Information and Exchange Agent at the applicable Clearing System pursuant to the procedures set forth in “The Offer—Procedures for Tendering Notes” in the Offering Memorandum.

Holders that are tendering by book-entry transfer to the Information and Exchange Agent’s account at DTC must electronically transmit their acceptance of the Offer through the DTC Automated Tender Offer Program (“ATOP”), for which the transaction will be eligible. DTC participants that are accepting the offer must transmit their acceptances to DTC, which will then verify the acceptance of the Offer, execute a book-entry transfer into the Information and Exchange Agent’s account at DTC and send an Agent’s Message to the Information and Exchange Agent for its acceptance.

Questions and requests for assistance or for additional copies of the Offering Memorandum and this Letter of Transmittal may be directed to the Information and Exchange Agent.

Tendering holders must complete the appropriate box(es) below with respect to the Senior Secured Notes to which this Letter of Transmittal relates.

Senior Secured Notes

List below the Senior Secured Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts of the Senior Secured Notes being tendered on a separately executed schedule and affix the schedule to this Letter of Transmittal. Senior Secured Notes may be tendered only in principal amounts equal to minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. No alternative, conditional or contingent tenders will be accepted.

7.875% Senior Secured Notes due 2019 (CUSIP 41146AAE6)
Name and Address of Registered Holder (fill in, if blank)	Certificate Number(s) [1]	Principal Amount Tendered[2]
$

[1]	Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.
[2]	All principal amounts must be in permitted denominations as specified in the terms of such Senior Secured Notes and in the Offering Memorandum.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer. Holders who wish to tender their Senior Secured Notes must complete this letter in its entirety.

For holders that are tendering Senior Secured Notes:

☐	CHECK HERE IF TENDERED SENIOR SECURED NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED SENIOR SECURED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE INFORMATION AND EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

BY ALL HOLDERS TENDERING SENIOR SECURED NOTES

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By the execution hereof, the undersigned hereby acknowledges receipt of the Offering Memorandum of HGI and this Letter of Transmittal. We urge you to review the Offering Memorandum for the terms and conditions of the Offer. Certain terms used but not defined herein have the meaning given to them in the Offering Memorandum.

Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Company the above described principal amount of Senior Secured Notes. Subject to and effective upon the acceptance for exchange of, and exchange of, Senior Secured Notes tendered herewith, the undersigned hereby (1) irrevocably sells, assigns and transfers to the Company, all right, title and interest in and to all such Senior Secured Notes as are being tendered herewith, (2) releases and discharges the Company from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, such Senior Secured Notes, including without limitation, any claims that the undersigned is entitled to receive additional principal payments with respect to such Senior Secured Notes or to participate in any redemption or defeasance of such Senior Secured Notes and (3) irrevocably appoints the Information and Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Information and Exchange Agent is also acting as agent of the Company with respect to the tendered Senior Secured Notes with full power coupled with an interest) to (a) deliver certificates representing the Senior Secured Notes, or transfer ownership of the Senior Secured Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon the Company’s order, (b) present the Senior Secured Notes for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of the Senior Secured Notes (except that the Information and Exchange Agent will have no rights to or control over, the Company’s funds, except as the Company’s agent, for the offer consideration for any tendered Senior Secured Notes that are exchanged by the Company), all in accordance with the terms of the Offer.

Subject to applicable regulations of the Securities and Exchange Commission, if, for any reason whatsoever, acceptance for exchange of, or exchange of, any Senior Secured Notes tendered pursuant to the Offer is delayed (whether before or after the Company’s acceptance for exchange of, or exchange of, Senior Secured Notes) or the Company extends the Offer or are unable to accept for exchange or exchange the Senior Secured Notes tendered pursuant to the Offer, the Company may instruct the Information and Exchange Agent to retain tendered Senior Secured Notes, and those Senior Secured Notes may not be withdrawn, except to the extent that you are entitled to the withdrawal rights set forth in the Offering Memorandum. If you have tendered Senior Secured Notes, you may withdraw those Senior Secured Notes prior to the Withdrawal Deadline by delivering a written notice of withdrawal subject to the limitations and requirements described in “The Offer—Withdrawal of Tenders” in the Offering Memorandum.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Senior Secured Notes tendered hereby, and to acquire the Additional Senior Notes issuable upon the exchange of such tendered Senior Secured Notes, and that, when the Senior Secured Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Senior Secured Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Information and Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Senior Secured Notes tendered hereby. The undersigned has read this Letter of Transmittal and the Offering Memorandum and agrees to all of the terms of the Offer.

The undersigned understands that tenders of Senior Secured Notes pursuant to any one of the procedures described in the Offering Memorandum under the heading “The Offer—Procedures for Tendering Notes” and in the instructions herein will, upon the Company’s acceptance for exchange of such tendered Senior Secured Notes, constitute a binding agreement between the undersigned and the Company, upon the terms and subject to the conditions of the Offer.

The Offer is subject to certain conditions described in the section of the Offering Memorandum entitled “The Offer—Conditions of the Offer.”

The name(s) and address(es) of the registered holder(s) of the Senior Secured Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Senior Secured Notes. The certificate number(s) and the Senior Secured Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

Unless otherwise indicated in the boxes entitled “Special Delivery Instructions” or “Special Payment or Issuance Instructions” in this Letter of Transmittal, certificates for all Additional Senior Notes delivered in exchange for tendered Senior Secured Notes will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If Additional Senior Notes are to be issued to a person other than the person(s) signing this Letter of Transmittal, or if Additional Senior Notes are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Senior Secured Notes are surrendered by holder(s) that have completed either the boxes entitled “Special Delivery Instructions” or “Special Payment or Issuance Instructions” in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor (as defined in instruction 4).

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

The undersigned, by completing the box(es) above and signing this letter, will be deemed to have tendered the Senior Secured Notes as set forth in such box(es).

TENDERING HOLDER(S) SIGN HERE

(To be completed by all tendering holders of Senior Secured Notes)

(In addition, complete Form W-9 or applicable Form W-8; see Instruction 12)

PLEASE SIGN HERE	PLEASE SIGN HERE

Authorized Signature of Registered Holder	Authorized Signature of Registered Holder

This Letter of Transmittal must be signed by registered holder(s) exactly as name(s) appear(s) on the Senior Secured Notes or on a security position listing as the owner of the Senior Secured Notes or by person(s) authorized to become registered holder(s) by validly completed bond powers transmitted herewith. See Instruction 3. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please submit evidence satisfactory to the Company of such person’s authority to so act and provide the following information:

If the signature appearing below is not of the registered holder(s) of the Senior Secured Notes, then the registered holder(s) must sign a valid proxy in favor of the person whose signature appears below. The signature on the proxy must be guaranteed by an Eligible Institution. The proxy should accompany this Letter of Transmittal.

Name:	Name:

Title:	Title:

Address:	Address:

Telephone Number:	Telephone Number:

Dated:	Dated:

Taxpayer Identification or Social Security Number	Taxpayer Identification or Social Security Number

SIGNATURE GUARANTEE

(If required; see Instruction 4)

Name of Eligible Institution

Guaranteeing Signature:

Signature(s) Guaranteed by an

Eligible Institution:
Authorized Signature

Address:

Telephone Number:

Signature(s) Guaranteed by an

Eligible Institution:
Authorized Signature

Printed Name:

Capacity (full title):

Date:

SPECIAL PAYMENT OR ISSUANCE

INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY if the Additional Senior Notes or any Senior Secured Notes that are not tendered or are not accepted are to be issued in the name of someone other than the undersigned.

Issue:	☐	Additional Senior Notes to:
	☐	Senior Secured Notes to:

Name(s)

Address

Telephone Number:

DTC Account:
(Tax Identification or Social Security number)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 4 and 5)

To be completed ONLY if the Additional Senior Notes or any Senior Secured Notes that are not tendered or are not accepted are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Issue:	☐	Additional Senior Notes to:
	☐	Senior Secured Notes to:

Name(s)

Address

Telephone Number:

DTC Account:
(Tax Identification or Social Security number)

INSTRUCTIONS

Forming Part of the Terms and Conditions of

the Offer

1.	Delivery of this Letter of Transmittal.

All physically delivered Senior Secured Notes or confirmation of any book-entry transfer to the Information and Exchange Agent’s account at DTC, as well as a validly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), and any other documents required by this Letter of Transmittal with any required signature guarantees or, in the case of a book-entry transfer, an appropriate Agent’s Message, must be received by the Information and Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Time (or the Early Tender Time, if the holder desires). The method of delivery of this Letter of Transmittal, the Senior Secured Notes and all other required documents is at the election and risk of the holder. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Information and Exchange Agent.

Any beneficial holder whose Senior Secured Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Senior Secured Notes in the offer should contact such registered holder promptly and instruct such registered holder to tender on such beneficial holder’s behalf. If such beneficial holder wishes to tender directly, such beneficial holder must, prior to completing and executing this Letter of Transmittal and tendering Senior Secured Notes, either make appropriate arrangements to register ownership of the Senior Secured Notes in such beneficial holder’s own name or obtain a validly completed bond power from the registered holder. Beneficial holders should be aware that the transfer of registered ownership may take considerable time.

Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

The Company expressly reserves the right, at any time or from time to time, to extend the Early Tender Time or the Expiration Time.

LETTERS OF TRANSMITTAL

SHOULD NOT BE SENT TO THE COMPANY OR DTC.

2.	Senior Secured Notes Partial Tenders.

Tender of Senior Secured Notes pursuant to the Offer will be accepted only in principal amounts equal to permitted denominations, which are in minimum denominations of $2,000 or the nearest whole multiple of $1,000 in excess thereof, for such Senior Secured Notes. The Company will not accept any tender that would result in the issuance of less than $2,000 principal amount of Additional Senior Notes to a participating holder. If less than the entire principal amount of Senior Secured Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the column entitled “Principal Amount Tendered for the Offer” of the appropriate box(es) above. As soon as practicable after the applicable settlement date, the Information and Exchange Agent will return to any holder who partially tendered a Senior Secured Notes a certificate for the portion of the old note that was not tendered and not exchanged for Additional Senior Notes. All Senior Secured Notes delivered to the Information and Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

Any Senior Secured Notes which have been tendered but which are not accepted for exchange will be returned to the holder thereof without cost to such holder as promptly as practicable.

3.	[Reserved.]

4.	Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Senior Secured Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Senior Secured Notes.

If any of the Senior Secured Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Senior Secured Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Senior Secured Notes.

Signatures on all Letters of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a “Medallion Signature Guarantor”), unless the Senior Secured Notes tendered thereby are tendered (i) by a holder of Senior Secured Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Senior Secured Notes) who has not completed either the box entitled “Special Payment or Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”). If the Senior Secured Notes are registered in the name of a person other than the signer of the Letter of Transmittal or if Senior Secured Notes not accepted for exchange or not tendered are to be returned to a person other than the holder, then the signatures on the Letter of Transmittal accompanying the tendered Senior Secured Notes must be guaranteed by a Medallion Signature Guarantor as described above.

If this Letter of Transmittal is signed by the registered holder or holders of Senior Secured Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security listing as the owner of the Senior Secured Notes) listed and tendered hereby, no endorsements of the tendered Senior Secured Notes or separate written instruments of transfer or exchange are required. In any other case, if tendering Senior Secured Notes, the registered holder (or acting holder) must either validly endorse the Senior Secured Notes or transmit validly completed bond powers with this Letter of Transmittal (in either case executed exactly as the name(s) of the registered holder(s) appear(s) on the Senior Secured Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Senior Secured Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Senior Secured Notes or bond power guaranteed by a Medallion Signature Guarantor (except where the Senior Secured Notes are tendered for the account of an Eligible Institution).

If Senior Secured Notes are to be tendered by any person other than the person in whose name the Senior Secured Notes are registered, the Senior Secured Notes must be endorsed or accompanied by an appropriate written instrument or instruments of transfer executed exactly as the name or names of the holder or holders appear on the Senior Secured Notes, with the signature(s) on the Senior Secured Notes or instruments of transfer guaranteed as provided above, and this Letter of Transmittal must be executed and delivered either by the holder or holders, or by the tendering person pursuant to a valid proxy signed by the holder or holders, which signature must, in either case, be guaranteed as provided below.

5.	Special Issuance, Delivery and Payment Instructions.

Tendering holders should indicate, in the applicable box, the name and address in which the Additional Senior Notes or Senior Secured Notes for principal amounts not tendered or not accepted for exchange are to be issued and delivered (or deposited), if different from the names and addresses of the person signing this Letter of Transmittal. In the case of issuance or payment in a different name, the taxpayer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box. Holders tendering Senior Secured Notes by book-entry transfer may request that Senior Secured Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon.

If no instructions are given, the Additional Senior Notes (and any Senior Secured Notes not tendered or not accepted) will be issued in the name of and delivered to the acting holder of the Senior Secured Notes or deposited at such holder’s account maintained at DTC, as applicable.

6.	Transfer Taxes.

The Company shall pay all transfer taxes, if any, applicable to the exchange of Senior Secured Notes pursuant to the Offer. If, however, transfer taxes are payable in circumstances where certificates representing the Additional Senior Notes or Senior Secured Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Senior Secured Notes tendered or where tendered Senior Secured Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Senior Secured Notes pursuant to the Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Senior Secured Notes listed in this Letter of Transmittal.

7.	Waiver of Conditions.

The Company reserves the absolute right to waive, in whole or in part, any of the specified conditions to the Offer set forth in the Offering Memorandum.

8.	Mutilated, Lost, Stolen or Destroyed Senior Secured Notes.

Any holder whose Senior Secured Notes have been mutilated, lost, stolen or destroyed should contact the Information and Exchange Agent at the address indicated above for further instructions.

9.	Senior Secured Notes Withdrawal and Revocation Rights.

Tenders of Senior Secured Notes may be withdrawn at any time prior to 12:00 midnight, New York City time, at the end of the Withdrawal Deadline and tenders of Senior Secured Notes may be withdrawn at any time prior to 12:00 midnight, New York City time, at the end of the Withdrawal Deadline.

Senior Secured Notes tendered and not validly withdrawn prior to the Withdrawal Deadline (as described in the Offering Memorandum section entitled “The Offer—Withdrawal of Tenders”) may not be withdrawn on or at any time thereafter, and Senior Secured Notes tendered on or after the Withdrawal Deadline may not be withdrawn or revoked at any time, unless any of the Offer is terminated without any Senior Secured Notes being accepted or as required by applicable law. If such a termination occurs, the Senior Secured Notes will be returned to the tendering holder as promptly as practicable.

A holder who validly withdraws previously tendered Senior Secured Notes prior to the Withdrawal Deadline and does not validly re-tender Senior Secured Notes prior to the Early Tender Time or the Expiration Time will not receive the Total Consideration or the Offer Consideration, respectively.

Subject to applicable regulations of the Securities and Exchange Commission, if, for any reason whatsoever, acceptance for exchange of, or exchange of, any Senior Secured Notes tendered pursuant to the Offer is delayed (whether before or after the Company’s acceptance for exchange of Senior Secured Notes) or the Company extends the Offer, or is unable to accept for exchange, or exchange the Senior Secured Notes tendered pursuant to the Offer, the Company may instruct the Information and Exchange Agent to retain tendered Senior Secured Notes and those Senior Secured Notes may not be withdrawn, except to the extent that you are entitled to the withdrawal rights set forth herein.

To be effective, a written or facsimile transmission notice of withdrawal of a tender or a properly transmitted “Request Message” through DTC’s ATOP system for a withdrawal of a tender, must: (1) be received by the Information and Exchange Agent at one of the addresses specified in this Letter of Transmittal prior to the Withdrawal Deadline; (2) specify the name of the holder of the Senior Secured Notes to be withdrawn, as applicable; (3) contain the description of the Senior Secured Notes to be withdrawn, the certificate numbers shown on the particular certificates representing such Senior Secured Notes (or, in the case of Senior Secured Notes tendered by book-entry transfer, the number of the account at DTC from which the Senior Secured Notes were tendered and the name and number of the account at DTC to be credited with the Senior Secured Notes withdrawn) and the aggregate principal amount represented by such Senior Secured Notes; and (4) be signed by the holder of the Senior Secured Notes in the same manner as the original signature on the Letter of Transmittal or be accompanied by documents of transfer sufficient to have the trustee register the transfer of the Senior Secured Notes into the name of the person withdrawing the Senior Secured Notes, and must, if applicable, be guaranteed by an Eligible Institution.

If the Senior Secured Notes to be withdrawn have been delivered or otherwise identified to the Information and Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Information and Exchange Agent of written or facsimile transmission of the notice of withdrawal (or receipt of an Agent’s Message) even if physical release is not yet effected. A withdrawal of Senior Secured Notes can only be accomplished in accordance with the foregoing procedures.

The Company will have the right, which may be waived, to reject the defective tender of Senior Secured Notes as invalid and ineffective.

If you withdraw Senior Secured Notes, you will have the right to re-tender and re-deliver them, as applicable, prior to the Expiration Time (or the Early Tender Time, if you wish to tender prior to the Early Tender Time) in accordance with the procedures described in the Offering Memorandum. If the Company amends or modifies the terms of the Offer or the information concerning the Offer in a manner determined by the Company to constitute a material change to holders of Senior Secured Notes, the Company will disseminate additional Offer materials and extend the period of the Offer, including any withdrawal and revocation rights, to the extent required by law and as the Company determines necessary. An extension of the Withdrawal Deadline or the Early Tender Time or Expiration Time will not affect a holder’s withdrawal and revocation rights unless otherwise provided in the Offering Memorandum or in any additional Offer materials or as required by applicable law.

10.	Requests for Assistance or Additional Copies.

Questions and requests for assistance relating to this Letter of Transmittal and other related documents and relating to the procedure for tendering may be directed to the Information and Exchange Agent at the address and telephone number set forth above.

Questions and requests for assistance relating to or for additional copies of the Offering Memorandum may be directed to the Information and Exchange Agent at the address and telephone number set forth above.

11.	Validity and Form.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Senior Secured Notes or delivery of Additional Senior Notes pursuant to any of the procedures described above, and the form and validity (including time of receipt of notices of withdrawal) of all documents, will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any or all tenders of any Senior Secured Notes or delivery of Additional Senior Notes determined by the Company not to be in proper form, or if the acceptance of or exchange of such Senior Secured Notes may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the right to waive any conditions to the Offer that the Company is legally permitted to waive.

Your tender will not be deemed to have been validly made until all defects or irregularities in your tender have been cured or waived. All questions as to the form and validity (including time of receipt) of any delivery or withdrawal of a tender will be determined by the Company in its sole discretion, which determination shall be final and binding. None of the Company, the Information and Exchange Agent or any other person or entity is under any duty to give notification of any defects or irregularities in any tender or withdrawal of any Senior Secured Notes, or will incur any liability for failure to give any such notification.

12.	Important Tax Information.

To comply with Treasury Department Circular 230. You are hereby notified that: (a) any discussion of Federal tax issues in this Letter of Transmittal is not intended or written to be relied upon, and cannot be relied upon by you, for the purpose of avoiding penalties that may be exposed on you under the Internal Revenue Code of 1986, as amended (the “Code”); (b) any such discussion is being used in connection with the promotion or marketing (within the meaning of Circular 230) by the Company of the matters addressed herein; and (c) you should seek advice based on your particular circumstances from an independent tax advisor.

Under current U.S. federal income tax law, the Exchange Agent (as payor) may be required to withhold a portion of any payments made to certain holders (or other payees) pursuant to the offer and other transactions described in the Offering Memorandum. To avoid such backup withholding, each tendering U.S. holder (as defined in the instructions to Form W-9) or other U.S. payee must provide the Exchange Agent with its correct taxpayer identification number (“TIN”) and certify that it is not subject to backup withholding by completing Form W-9 of the Internal Revenue Service (the “IRS”), or otherwise establish an exemption from the backup withholding rules. In general, for an individual, the TIN is such individual’s social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, the U.S. holder (or other U.S. payee) may be subject to a $50 penalty imposed by the IRS, and any reportable payments made to such person may be subject to backup withholding at the applicable rate, currently 28%. Such reportable payments generally will be subject to information reporting, even if the Exchange Agent is provided with a TIN. If a U.S. holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. holder should write “Applied For” in the space provided for the TIN in Part I of Form W-9, sign and date the Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN prior to the date of payment, the Exchange Agent will withhold 28% of any reportable payments made to the U.S. holder. For further information concerning backup withholding and instructions for completing Form W-9 (including how to obtain a TIN if you do not have one and how to complete Form W-9 if the Senior Secured Notes are held in more than one name), consult the instructions in Form W-9. All IRS forms mentioned herein (and the instructions thereto) may be obtained on the IRS website at www.irs.gov.

Certain persons (including, among others, all corporations and certain non-U.S. persons) are not subject to these backup withholding and reporting requirements. Exempt U.S. persons should indicate their exempt status on Form W-9. To satisfy the Exchange Agent that a non-U.S. person qualifies as an exempt recipient, such person must submit a properly completed appropriate IRS Form W-8 (W-8BEN, W-8ECI, W-8EXP, or W-8IMY), signed under penalties of perjury, attesting to that person’s non-U.S. status. The applicable IRS Form W-8 can be obtained from the Exchange Agent. Holders should consult their tax advisors as to any qualification for exemption from backup withholding, and the procedure for obtaining the exemption.

A person’s failure to complete Form W-9, the applicable IRS Form W-8 or other appropriate form will not, by itself, cause such person’s Senior Secured Notes to be deemed not properly tendered but may require the Exchange Agent to withhold a portion of any payments made to such person pursuant to the offer and other transactions described in the Offering Memorandum. Backup withholding is not an additional U.S. federal income tax. Rather, the amount of U.S. federal income tax withheld will be creditable against the U.S. federal income tax liability of a person subject to backup withholding. If backup withholding results in an overpayment of U.S. federal income tax, a refund may be obtained provided that the required information is timely furnished to the IRS.

As described in the Offering Memorandum, interest payments made to a non-U.S. holder will be subject to 30% U.S. federal withholding tax unless the holder provides proper certification on the applicable IRS Form W-8.

NOTE: FAILURE TO COMPLETE AND RETURN FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND OTHER TRANSACTIONS DESCRIBED IN THE OFFERING MEMORANDUM. PLEASE REVIEW FORM W-9 AND INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL AND CONSULT YOUR TAX ADVISOR FOR ADDITIONAL DETAILS.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF TOGETHER WITH SENIOR SECURED NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION TIME.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me on account of the Additional Senior Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 28% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

SIGNATURE:	DATE:

Form W-9 (Rev. August 2013) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
Check appropriate box for federal tax classification:	☐	Individual/ sole proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate	Exemptions (see instructions):
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶											Exempt payee code (if any) Exemption from FATCA reporting code (if any)
☐ Other (see instructions)
Address (number, street, and apt. or suite no.)										Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–

Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below), and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. The IRS has created a page on IRS.gov for information about Form W-9, at www.irs.gov/w9. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 8-2013)

Form W-9 (Rev. 8-2013)	Page 2

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

— In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,

— In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and

— In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships on page 1.

What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulation section 301.7701-2(c)(2)(iii). Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required U.S. federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the Exemptions box, any code(s) that may apply to you. See Exempt payee code and Exemption from FATCA reporting code on page 3.

Form W-9 (Rev. 8-2013)	Page 3

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following codes identify payees that are exempt from backup withholding:

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions

Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Form W-9 (Rev. 8-2013)	Page 4

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor *
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.